UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2019
_____________________________________________
ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
_____________________________________________
Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 20, 2019, Envista Holdings Corporation, a Delaware corporation (“Envista”), completed its previously announced initial public offering (the “IPO”) of 30,783,200 shares of its common stock, par value $0.01 per share (the “Common Stock”), including 4,015,200 shares of Common Stock allocated to the underwriters’ 30-day option to purchase additional shares of Common Stock, which was exercised in full on September 18, 2019, at an initial public offering price of $22.00 per share. Prior to the IPO, Envista was a wholly owned subsidiary of Danaher Corporation, a Delaware corporation (“Danaher”). Pursuant to the Separation Agreement (as defined below), all of the net proceeds Envista received from the IPO were paid to Danaher as partial consideration for the businesses, assets and liabilities comprising Danaher’s Dental segment (the “Dental Business”) that Danaher transferred to Envista. As a result of the IPO, Danaher currently owns approximately 80.6% of the outstanding shares of Common Stock.
Separation Agreement
In connection with the IPO, on September 19, 2019, Danaher and Envista entered into a Separation Agreement (the “Separation Agreement”). The Separation Agreement sets forth certain agreements between Danaher and Envista relating to, among other things:

•
the principal transactions pursuant to which Danaher and its subsidiaries separated the Dental Business from Danaher and transferred the Dental Business to Envista or its subsidiaries (the “Separation”);

•	the IPO;

•
the potential future distribution of the shares of Common Stock held by Danaher, which may include one or more distributions effected as a dividend to all Danaher stockholders, one or more distributions in exchange for shares of Danaher common stock or other securities, or any combination thereof (the “Distribution”); provided, that the determination of whether, when and how to proceed with the Distribution shall be entirely within the discretion of Danaher; and

•	other agreements governing the relationship between Danaher and Envista.
For further details regarding the Separation Agreement, see the description set forth in the section entitled “Certain Relationships and Related Person Transactions” in the prospectus (File No. 333-232758) filed by Envista with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2019 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”) (such prospectus, the “Prospectus”).
The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Related Agreements
In connection with the IPO, on September 19, 2019, Envista and Danaher also entered into the following additional agreements:

•	a Transition Services Agreement, pursuant to which, among other things, Danaher and its subsidiaries and Envista and its subsidiaries will provide to each other various services;

•
a Tax Matters Agreement, which governs Danaher’s and Envista’s respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes;

•	an Employee Matters Agreement, which governs Danaher’s and Envista’s compensation and employee benefit obligations with respect to the employees and other service providers of each company, and generally allocates liabilities and responsibilities relating to employment matters and employee compensation and benefit plans and programs;

•
an Intellectual Property Matters Agreement, pursuant to which, among other things, Danaher grants to Envista a non-exclusive, royalty-free, fully paid-up, irrevocable, sublicensable (subject to certain restrictions) license to use certain intellectual property rights retained by Danaher, and Envista grants to Danaher a non-exclusive, royalty-free, fully paid-up, irrevocable, sublicensable (subject to certain restrictions) license to continue to use certain intellectual property rights owned by or transferred to Envista;

•
a DBS License Agreement, pursuant to which, among other things, Danaher grants to Envista a perpetual, non-exclusive, worldwide, and non-transferable license to use the Danaher Business System solely in support of Envista’s business; and

•	a Registration Rights Agreement, pursuant to which, among other things, Envista grants Danaher and its affiliates certain registration rights with respect to the shares of Common Stock owned by them.
For further details regarding the foregoing agreements, see the descriptions of such agreements set forth in the section entitled “Certain Relationships and Related Person Transactions” in the Prospectus.
The foregoing descriptions of these agreements do not purport to be complete and are qualified in their entirety by reference to the full text of these agreements, which are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and incorporated herein by reference.
Credit Agreement
On September 20, 2019, Envista entered into a credit agreement (the “Credit Agreement”) with a syndicate of banks, pursuant to which Envista borrowed approximately $1.3 billion as of the date hereof, consisting of a three-year, $650 million senior unsecured term loan facility and a three-year, €600 million senior unsecured term loan facility (the “Term Loans”).  The Credit Agreement also includes a five-year, $250 million senior unsecured multi-currency revolving credit facility (the “Credit Facility” and, together with the Term Loans, the “Debt Financing”). Pursuant to the Separation Agreement, all of the net proceeds of the Term Loans were paid to Danaher as partial consideration for the Dental Business that Danaher transferred to Envista.
Borrowings under the Debt Financing bear interest as follows: (1) Eurocurrency Rate Loans (as defined in the Credit Agreement) bear interest at a variable rate equal to the London inter-bank offered rate plus a margin of between 78.5 and 162.5 basis points, depending on (x) prior to receipt by Envista of a long-term debt credit rating, Envista’s Consolidated Leverage Ratio (as defined in the Credit Agreement) as of the last day of the immediately preceding fiscal quarter and (y) thereafter, Envista’s long-term debt credit rating; and (2) Base Rate Loans (as defined in the Credit Agreement) bear interest at a variable rate equal to (a) the highest of (i) the Federal funds rate (as published by the Federal Reserve Bank of New York from time to time) plus 1/2 of 1%, (ii) Bank of America’s “prime rate” as publicly announced from time to time and (iii) the Eurocurrency Rate (as defined in the Credit Agreement) plus 1%, plus (b) a margin of between 0 and 62.5 basis points, depending on (x) prior to receipt by Envista of a long-term debt credit rating, Envista’s Consolidated Leverage Ratio as of the last day of the immediately preceding fiscal quarter and (y) thereafter, Envista’s long-term debt credit rating. In no event will Eurocurrency Rate Loans or Base Rate Loans bear interest at a rate lower than 0%. In addition, Envista is required to pay a per annum facility fee of between 9.0 and 22.5 basis points (depending on (x) prior to receipt by Envista of a long-term debt credit rating, Envista’s Consolidated Leverage Ratio as of the last day of the immediately preceding fiscal quarter and (y) thereafter, Envista’s long-term debt credit rating) based on the aggregate commitments under the Credit Facility, regardless of usage.
The Credit Agreement requires Envista to maintain a Consolidated Leverage Ratio of 3.75 to 1.00 or less; provided that the maximum Consolidated Leverage Ratio will be increased to 4.25 to 1.00 for the four consecutive full fiscal quarters immediately following the consummation of any acquisition by Envista or any subsidiary of

Envista in which the purchase price exceeds $100 million. The Credit Agreement also requires Envista to maintain a Consolidated Interest Coverage Ratio (as defined in the Credit Agreement) of at least 3.00 to 1.00.
Borrowings under the Credit Agreement are prepayable at Envista’s option at any time in whole or in part without premium or penalty. Term Loans may not be reborrowed once repaid. Amounts borrowed under the Credit Facility may be repaid and reborrowed from time to time prior to the Maturity Date.
Envista has unconditionally and irrevocably guaranteed the obligations of each of its subsidiaries in the event a subsidiary is named a borrower under the Credit Facility. The Credit Agreement contains customary representations, warranties, conditions precedent, events of default, indemnities and affirmative and negative covenants, including covenants that, among other things, limit or restrict Envista’s and/or Envista’s subsidiaries ability, subject to certain exceptions and qualifications, to incur liens or indebtedness, merge, consolidate or sell or otherwise transfer assets, make dividends or distributions, enter into transactions with Envista’s affiliates, and use proceeds of the debt financing for other than permitted uses. The credit agreement also contains customary events of default. Upon the occurrence and during the continuance of an event of default, the lenders may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable.
For further details regarding the Credit Agreement and the Debt Financing, see the description set forth in the Prospectus in the section entitled “Description of Certain Indebtedness.”
The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is attached hereto as Exhibit 10.8 and incorporated herein by reference.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth under the heading “Credit Agreement” under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Election of Directors
In connection with the IPO, effective immediately prior to the commencement of “when-issued” trading of the Common Stock on the New York Stock Exchange (the “NYSE”) on September 18, 2019, the size of the Board of Directors of Envista (the “Board”) was increased from three to four members, and Christine Tsingos was appointed as a member of the Board.
In addition, effective immediately prior to the closing of the IPO, the size of the Board was further increased from four to nine members, and Scott Huennekens was appointed as Chairman of the Board and Allison F. Blackwell, Wendy Carruthers, Jonathan O. Clark and Daniel J. Houghton were appointed as members of the Board.
Amir Aghdaei, President and Chief Executive Officer of Envista, William K. Daniel II, Executive Vice President of Danaher Corporation, and Daniel A. Raskas, Senior Vice President, Corporate Development of Danaher Corporation, had previously served as directors of Envista while Envista was a wholly owned subsidiary of Danaher, and will continue to serve as directors of Envista.
Ms. Blackwell and Messrs. Clark and Houghton are Class I directors with terms expiring at the 2020 annual stockholder meeting; Mses. Carruthers and Tsingos and Mr. Huennekens are Class II directors with terms expiring at the 2021 annual stockholder meeting; and Messrs. Aghdaei, Daniel and Raskas are Class III directors with terms expiring at the 2022 annual stockholder meeting.

For further biographical details regarding the foregoing directors, see the biographical information set forth in the Prospectus in the section entitled “Management—Directors.”
Audit Committee
Effective immediately prior to the commencement of “when-issued” trading of the Common Stock on the NYSE on September 18, 2019, the Board established the Audit Committee of the Board (the “Audit Committee”) and appointed Ms. Tsingos as the sole member of the Audit Committee.
Effective upon the completion of the IPO, the Board appointed Messrs. Houghton and Huennekens as additional members of the Audit Committee and Ms. Tsingos as the Chair of the Audit Committee.
The Board determined that each of Ms. Tsingos and Mr. Huennekens meets the independence standards for service on the Audit Committee and that each of Ms. Tsingos and Messrs. Houghton and Huennekens is financially literate, has “accounting or related financial management expertise,” as required by Section 303A.07 of the NYSE Rules, and is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Compensation Committee
Effective upon the completion of the IPO, the Board established the Compensation Committee of the Board (the “Compensation Committee”) and appointed Ms. Carruthers as the Chair of the Compensation Committee and Mses. Blackwell and Tsingos and Mr. Raskas as members of the Compensation Committee.
The Board determined that each of Mses. Carruthers and Tsingos qualifies as a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act.
Nominating and Governance Committee
Effective upon the completion of the IPO, the Board established the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”) and appointed Mr. Huennekens as the Chair of the Nominating and Governance Committee and Ms. Carruthers and Mr. Daniel as members of the Nominating and Governance Committee.
Appointment of Certain Officers
The following executive officers of Envista were appointed effective immediately prior to the closing of the IPO on September 20, 2019:

Name	Age	Title
Curt W. Bludworth	52	Senior Vice President and Chief Human Resources Officer
Patrik Eriksson	51	Senior Vice President
Hans Geiselhöringer	50	Senior Vice President
Jeffrey S. Kappler	40	Senior Vice President
Mark E. Nance	51	Senior Vice President, General Counsel and Secretary
Mischa M. Reis	47	Senior Vice President, Strategy and Corporate Development
Each executive officer is appointed and serves at the pleasure of the Board. For further biographical details regarding Envista’s executive officers, see the biographical information set forth in the Prospectus in the section titled “Management—Executive Officers.”

Envista Holdings Corporation 2019 Omnibus Incentive Plan and Sub-Plans
In connection with the IPO, the Board adopted, and the sole stockholder of Envista approved, the Envista Holdings Corporation 2019 Omnibus Incentive Plan (the “2019 Omnibus Incentive Plan”), which plan includes two sub-plans, the Envista Holdings Corporation Excess Contribution Program (the “Excess Contribution Program”) and the Envista Holdings Corporation Executive Deferred Incentive Program (the “Executive Deferred Incentive Program”), each as contemplated by the Prospectus. The 2019 Omnibus Incentive Plan became effective on September 17, 2019. The terms of the 2019 Omnibus Incentive Plan, the Excess Contribution Program and the Executive Deferred Incentive Program are substantially the same as the terms set forth in the form previously filed as Exhibit 10.8, Exhibit 10.11 and Exhibit 10.12, respectively, to Envista’s Registration Statement on Form S-1 filed with the SEC on July 22, 2019, as amended (File No. 333-232758) (the “Registration Statement”).
The 2019 Omnibus Incentive Plan, the Excess Contribution Program and the Executive Deferred Incentive Program were filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to Envista’s Registration Statement on Form S-8 filed with the SEC on September 17, 2019 (File No. 333-233810) (the “S-8”) and are incorporated herein by reference.
Envista Holdings Corporation Deferred Compensation Plan
In connection with the IPO, the Board adopted, and the sole stockholder of Envista approved, the Envista Holdings Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”), as contemplated by the Prospectus. The Deferred Compensation Plan became effective on September 20, 2019. The terms of the Deferred Compensation Plan are substantially the same as the terms set forth in the form previously filed as Exhibit 10.13 to the Registration Statement. The Deferred Compensation Plan was filed as Exhibit 10.4 to the S-8 and is incorporated herein by reference.
Envista Holdings Corporation Senior Leader Severance Pay Plan
In connection with the IPO, the Board adopted the Envista Holdings Corporation Senior Leader Severance Pay Plan (the “Senior Leader Severance Pay Plan”), as contemplated by the Prospectus. The Senior Leader Severance Pay Plan became effective on September 20, 2019. The terms of the Senior Leader Severance Pay Plan are substantially the same as the terms set forth in the form previously filed as Exhibit 10.14 to the Registration Statement. The Senior Leader Severance Pay Plan is filed herewith as Exhibit 10.9 and is incorporated herein by reference.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
Amendment and Restatement of Certificate of Incorporation
On September 20, 2019, in connection with the IPO, Envista amended and restated its Certificate of Incorporation (as amended and restated, the “Charter”). For further details regarding the Charter, see the description of the Charter set forth in the Prospectus in the section entitled “Description of Capital Stock.” This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Amendment and Restatement of Bylaws
On September 20, 2019, in connection with the IPO, Envista amended and restated its bylaws (as amended and restated, the “Bylaws”). For further details regarding the Bylaws, see the description of the Bylaws set forth in the Prospectus in the Section entitled “Description of Capital Stock.” This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS
Effective upon the completion of the IPO on September 20, 2019, the Board adopted the Envista Holdings Corporation Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics requires all business activities of Envista to be conducted in compliance with applicable laws and regulations and ethical principles and values. All of Envista’s directors, officers and employees are required to read, understand and abide by the requirements of the Code of Ethics.
The foregoing description of the Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics, which is attached hereto as Exhibit 14.1 and incorporated herein by reference.
ITEM 7.01 REGULATION FD
In connection with the closing of the IPO, on September 20, 2019, Danaher and Envista issued a joint press release announcing the closing of the IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Envista Holdings Corporation
3.2	Amended and Restated Bylaws of Envista Holdings Corporation
10.1	Separation Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation
10.2	Transition Services Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation
10.3	Tax Matters Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation
10.4	Employee Matters Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation
10.5	Intellectual Property Matters Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation
10.6	DBS License Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation
10.7	Registration Rights Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation
10.8
Credit Agreement, dated as of September 20, 2019, by and among Envista Holdings Corporation, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and the other Lenders party thereto

10.9	Envista Holdings Corporation Senior Leader Severance Pay Plan
14.1	Envista Holdings Corporation Code of Business Conduct and Ethics
99.1	Press Release, dated September 20, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: September 20, 2019	By:	/s/ Howard H. Yu
Howard H. Yu
Senior Vice President and Chief Financial Officer